                                   SSgA FUNDS

                          SUPPLEMENT DATED MAY 2, 2005

                               TO THE SSgA FUNDS
                                CLASS R SHARES
                       PROSPECTUS DATED DECEMBER 20, 2004
                    (AS SUPPLEMENTED THROUGH JANUARY 5, 2005)

Information under "Fees and Expenses of the Funds" in the Prospectus section entitled "Annual Fund Operating Expenses" is hereby amended as follows for the Funds noted below:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                  INTERNATIONAL
                            AGGRESSIVE            STOCK
                            EQUITY                SELECTION
                            -----------           -------------
MANAGEMENT FEE                 .75%                   .75%
DISTRIBUTION AND SERVICE       .62%                   .67%
(12b-1) FEES(1)
OTHER EXPENSES                 .27%                   .42%
TOTAL ANNUAL FUND             1.64%                  1.84%
OPERATING EXPENSES
LESS CONTRACTUAL              (.04%)(2)              (.24%)(2)
MANAGEMENT FEE
REIMBURSEMENT
TOTAL NET ANNUAL FUND         1.60%                  1.60%
OPERATING EXPENSES(3)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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(1) The Distributor has contractually agreed to waive, at least until
December 31, 2005, up to .70% of the average daily net assets on an annual basis, of the distribution and shareholder servicing fee under the circumstances described in footnote 4 below. Without the waiver, the distribution and shareholder servicing fee of the Bond Market, Aggressive Equity and International Stock Selection Funds would be .70%

(2) The Advisor has contractually agreed to reimburse the fund to the extent that the total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.60% until December 31, 2005.

(3) If the total expenses of both the Institutional and Class R Shares are above their respective caps, then the Advisor will waive the Management Fee for both the Institutional and Class R Shares in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Shares. If thereafter the total expenses for the Class R Shares remain above the cap in effect for the Class R Shares, then the Distributor will waive up to 70 basis points of the Distribution and Service (12b-1) Fee to further reduce the total expenses of the Class R Shares to the level of the cap. If after waiving the full 70 basis points the total expenses of the Class R Shares remain above the cap, then the Advisor will reimburse the Class R Shares for all expenses to the level of the cap.